 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Pursuant to Rule 240.14a-12

BRIDGELINE SOFTWARE, INC.

 (Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a- 6(i)(1) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

[Bridgeline Letterhead]

February 27, 2008

Dear Bridgeline Software, Inc. Stockholder:

I am pleased to invite you to attend Bridgeline Software, Inc.’s Annual Meeting of Stockholders to be held on April 18, 2008. The meeting will begin promptly at 10:00 a.m. Eastern Time at the Hilton Hotel located at 2 Forbes Road, Woburn, Massachusetts 01801.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you about the agenda and procedures for the meeting. It also describes how the board of directors operates and provides information about our director candidates.

I look forward to sharing more information with you about Bridgeline Software at the Annual Meeting. Whether or not you plan to attend, I encourage you to vote your proxy as soon as possible so that your shares will be represented at the meeting.

Sincerely, /s/ Thomas L. Massie Thomas L. Massie President and Chief Executive Officer

BRIDGELINE SOFTWARE, INC.
10 Sixth Road
Woburn, Massachusetts 01801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 A.M. on April 18, 2008

To the Stockholders of Bridgeline Software, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of BRIDGELINE SOFTWARE, INC. (the "Company") will be held on April 18, 2008 at 10:00 A.M. at the Hilton Boston/Woburn located at 2 Forbes Road, Woburn, Massachusetts, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

1.	To elect two directors;

2.
To amend the Bridgeline Software, Inc. Amended and Restated Stock Incentive Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 1,400,000 shares to 2,000,000 shares;

3.	To ratify the appointment of UHY LLP as the Company's independent registered public accounting firm for its fiscal year ending September 30, 2008; and

4.	To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on February 22, 2008 as the record date for the determination of stockholders entitled to vote at the Meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of stockholders entitled to vote at the Meeting shall be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours from March 18, 2008 until the Meeting at the principal executive offices of the Company. The list will also be available at the Meeting.

Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

By Order of the Board of Directors

                                    /s/ Gary Cebula

Gary Cebula
Assistant Secretary
February 27, 2008

Requests for additional copies of the proxy materials and the Company's Annual Report for its fiscal year ended September 30, 2007 should be addressed to Shareholder Relations, Bridgeline Software, Inc., 10 Sixth Road, Woburn, Massachusetts 01801. This material will be furnished without charge to any stockholder requesting it.

YOUR VOTE IS IMPORTANT.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.

BRIDGELINE SOFTWARE, INC.
10 Sixth Road
Woburn, Massachusetts 01801

Proxy Statement

Annual Meeting of Stockholders
April 18, 2008

The enclosed proxy is solicited by the management of Bridgeline Software, Inc. in connection with the Annual Meeting of Stockholders to be held on April 18, 2008 at 10:00 A.M. at the Hilton Boston/Woburn located at 2 Forbes Road, Woburn, Massachusetts and any adjournment thereof. The Board of Directors of the Company (the "Board of Directors") has set the close of business on February 22, 2008 as the record date for the determination of stockholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

The proxy will be voted in accordance with your directions to:

1.	Consider and act upon a motion to elect two directors;

2.
Consider and act upon a motion to amend the Bridgeline Software, Inc. Amended and Restated Stock Incentive Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 1,400,000 shares to 2,000,000 shares;

3.	Consider and act upon a motion to ratify the appointment of UHY LLP as the Company's independent registered public accounting firm for its fiscal year ending September 30, 2008; and

4.	Transact such other business as may properly come before the Meeting.

In the absence of direction, the proxy will be voted in favor of management's proposals.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Stockholders for its fiscal year ended September 30, 2007 (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

Only stockholders of record of the Company's [____________] shares of Common Stock (the "Common Stock") outstanding at the close of business on February 22, 2008 will be entitled to vote at the Meeting.

Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of the Common Stock represented in person or by proxy at the Meeting will constitute a quorum at the Meeting. All shares of the Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will counted for purposes of determining whether a quorum is present at the Meeting but not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

The Directors will be elected by a plurality of the votes properly cast at the Meeting.  Abstentions and broker non-votes as to this election do not count as votes for or against such election.  The approval of the proposals to amend the Company’s Amended and Restated Stock Incentive Plan and ratify the appointment of the Company’s independent auditors will require the affirmative vote of a majority of the shares of Common Stock properly cast at the Meeting.  Abstentions as to these proposals will count as being present and represented at the Meeting and entitled to vote, and will be included in calculating the number of votes cast on this proposal (and thus will have the effect of “no” votes).  Broker non-votes will not be included in calculating the number of votes cast on this proposal.

The Proxy Statement, the attached Notice of Meeting, the enclosed form of proxy and the Annual Report are being mailed to stockholders on or about February 29, 2008. The Company's principal executive offices are located at 10 Sixth Road, Woburn, Massachusetts 01801 and its telephone number at that location is (781) 376-5555.

PROPOSAL 1

ELECTION OF DIRECTORS

Two directors are to be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon, each to hold office for a three year term expiring in 2011.  The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:

(1)           Robert Hegarty
(2)           John Cavalier

Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

The following table sets forth certain information as to our current directors:

Name	Age	Position with the Company	Director Since
Nominees for Directors for Terms Expiring in 2011
Robert Hegarty*	45	Director Chair of the Compensation Committee Member of the Nominating and Corporate Governance Committee	2006

John Cavalier*	68	Director Member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee	2007
Director with Term Expiring in 2010
Kenneth Galaznik*	56	Director Chair of the Audit Committee	2006
Directors with Terms Expiring in 2009
Thomas Massie	46	Chairman of the Board of Directors President Chief Executive Officer	2000

William Coldrick*	65	Director Chair of the Nominating and Corporate Governance Committee Member of the Audit Committee and the Compensation Committee	2000

*Independent director as defined under the rules of the Nasdaq Stock Market

Thomas Massie has served as our Chairman of the Board, President and Chief Executive Officer since our inception. Prior to founding Bridgeline, Mr. Massie founded and took public two technology companies. From 1991 to 2000, Mr. Massie was the founder, Chairman of the Board and Chief Executive Officer of Focus Enhancements, a publicly held developer of proprietary video conversion ASIC chip technology that had technology alliances with companies such as Intel, Microsoft, Apple Computer, Thompson, Philips, SONY, Nokia, and Zenith. Mr. Massie led Focus Enhancements from concept to a public market capitalization of $230 million. From 1986 to 1991, Mr. Massie was the founder and Chairman of the Board of Mass Microsystems, a publicly held developer of proprietary multimedia products. Mr. Massie led Mass Microsystems from inception to a public market capitalization in excess of $75 million. From 2002 to 2007, Mr. Massie was a member of the Board of Directors of MapInfo Corporation, a publicly-held developer of location intelligence software. Mr. Massie was the Chairman of MapInfo’s Corporate Governance Committee and a member of its Audit and Compensation Committees. In April 2007 MapInfo was acquired by Pitney-Bowes for $480 million. In addition, Mr. Massie is a member of the National Association of Directors and was a non-Commissioned Officer in the United States Army, 101st Airborne Division.

John Cavalier has been a member of our Board of Directors since 2007.  From 2001 to 2007, Mr. Cavalier was the Chairman of the Board of MapInfo Corporation, a publicly-held developer of location intelligence software. From 1996 to 2001, Mr. Cavalier was the president, CEO and a director of MapInfo.  During Mr. Cavalier’s tenure at MapInfo, he successfully helped lead the growth of MapInfo from approximately $40M in annual sales to over $160M in annual sales.  In April 2007, MapInfo was acquired by Pitney Bowes for $480M.  Prior to joining MapInfo, Mr. Cavalier held executive management positions with The Antares Alliance Group (a joint venture between Amdahl and EDS), Amdahl, Atari, and Apple Computer.  Mr. Cavalier is an active board member of various privately-held technology companies and is the Vice Chairman of The Center of Economic Growth for New York State Tech Valley.  In 2006, Mr. Cavalier was inducted into New York State’s Tech Valley’s Business Hall of Fame recognizing him for outstanding businesses leadership.  In 2007, Mr. Cavalier was given the Explore, Discover, & Imagine Award by New York’s Children’s Museum of Science & Technology recognizing his leadership in promoting technology to children.  Mr. Cavalier earned his undergraduate degree from the University of Notre Dame and his MBA from Michigan State University.

William Coldrick has been a member of our Board of Directors since our inception. Mr. Coldrick is also the Chairman of the Corporate Governance Committee. Since 1993, Mr. Coldrick has served as Vice Chairman of the Board of Focus Enhancements. Since 1996 he has been a director of Advanced Electronics Support Products. From 1996 to 1998, he was Vice President and General Manager of Worldwide Channel Operations for the Computer Systems Division of Unisys Corp. From 1982 to 1991, Mr. Coldrick held several senior management positions at Apple Computer. In his last position at Apple as Senior Vice President of U.S. Sales, he was responsible for managing all sales, support, service, distribution and channel activities for the United States. During Mr. Coldrick’s tenure at Apple, his sales leadership assisted in the growth of Apple from $80 million a year to over $6 billion a year in annual sales. Before joining Apple, Mr. Coldrick spent fourteen years with Honeywell Information Systems, where he held several positions, including Director of Marketing. He holds a B.A. degree from Iona College in New Rochelle, New York.

Kenneth Galaznik has been a member of our Board of Directors and Chairman of the Audit Committee since 2006. Since 2005, Mr. Galaznik has been the Senior Vice President, Chief Financial Officer and Treasurer of American Science and Engineering, Inc., a publicly held supplier of X-ray inspection and screening systems with a public market cap of over $450 million. From August 2002 to February 2005, Mr. Galaznik was Vice President of Finance of American Science and Engineering, Inc. From November 2001 to August 2002, Mr. Galaznik was self-employed as a consultant. From March 1999 to September 2001, he served as Vice President of Finance at Spectro Analytical Instruments, Inc. and has more than 30 years of experience in accounting and finance positions. Mr. Galaznik holds a B.B.A. degree in accounting from The University of Houston.

Robert Hegarty has been a member of our Board of Directors and Chairman of the Compensation Committee since 2006. Since 1999, Mr. Hegarty has been Managing Director of TowerGroup Securities & Investments Group, a capital markets and investment and wealth management research subsidiary of MasterCard International. Before joining TowerGroup in 1999, Mr. Hegarty was vice president of trading systems at Putnam Investments in Boston, Massachusetts and, prior to that, was employed by Fidelity Investments in Boston for eight years, during which he served as vice president of technology of the institutional broker-dealer arm of Fidelity Investments. Mr. Hegarty holds an M.B.A. degree in finance and marketing from Babson College and a B.S. degree in computer science from North Adams State College.

Other Executive Officers

Gary Cebula has been our Executive Vice President and Chief Financial Officer since our inception. From 1998 to 2000, Mr. Cebula was Vice President of Finance, Administration and Treasurer of Focus Enhancements, a publicly held developer of proprietary video conversion ASIC chip technology that had global distribution and technology alliances with companies such as Intel, Microsoft, Apple Computer, Thompson, Philips, SONY, Nokia, and Zenith. Mr. Cebula was a key contributor to Focus’ strategic initiatives, spurring a market capitalization growth from $45 million to $230 million during his tenure. From 1996 to 1998, Mr. Cebula was Chief Financial Officer of Hanold Holding Corporation, a manufacturer and distributor of educational products and services. From 1986 to 1996 he was Corporate Controller of Continental Resources, then a $125 million value-added reseller of computer system and integration services. A graduate of General Electric’s Financial Management Program, Mr. Cebula earned a B.S. degree in accounting and an M.S. degree in taxation from Bentley College.

Brett Zucker is our Executive Vice President and Chief Technical Officer. Mr. Zucker was the Director of Development and Delivery for Lead Dog Digital, Inc., a custom Web application development company Bridgeline acquired in 2002, and has served as Bridgeline’s Executive Vice President and General Manager. Prior to joining Lead Dog Digital in September 2000, Mr. Zucker served as Senior Producer at AppNet, where he was responsible for managing a team of project managers working on a wide range of custom development projects. Mr. Zucker holds a B.S. degree in Electrical Engineering from Cornell University and an M.B.A. degree from Harvard Business School.

Timothy O’Neil has been our Vice President of Finance and Chief Accounting Officer since 2007.  From 2002 to 2007, Mr. O’Neil served in a number of management roles, most recently as Treasurer and Chief Accounting Officer, for Standex International Corporation, a publicly held diversified manufacturer.  During that time, Mr. O’Neil was responsible for all SEC reporting and compliance, was involved in over $200 million in acquisitions, managed over $100 million in debt facilities and was heavily involved in their compliance with the Sarbanes-Oxley Act.  Prior to 2002, Mr. O’Neil served as a Senior Manager with Deloitte & Touche LLP.  Mr. O’Neil is a certified public accountant.

The Board of Directors recommends a vote FOR the approval of Proposal No. 1, the election of directors.

Certain Relationships and Related Transactions

Item 404(a) of Regulation S-B requires the Company to disclose any transaction or proposed transaction involving more than $120,000 in which the Company is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.

Since October 1, 2006, the Company has not been a participant in any transaction that is reportable under Item 404(a) of Regulation S-B.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of January 16, 2008, the beneficial ownership of our common stock by (i) each person or group of persons known to us to beneficially own more than 5% of the outstanding shares of our common stock, (ii) each of our directors and named executive officers and (iii) all of our executive officers and directors as a group.  At the close of business on January 16, 2008, there were issued and outstanding 8,795,616 shares of our Common Stock entitled to cast 8,795,616 votes.  On January 16, 2008, the closing price of our Common Stock as reported on the Nasdaq Capital Market was $2.82 per share.

Except as indicated in the footnotes to the table below, each shareholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after January 16, 2008 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each individual named below is our address, 10 Sixth Road, Woburn, Massachusetts 01801.

This information is based upon information received from or on behalf of the individuals named therein.

Name	Number of Shares Owned	Percent of Outstanding Shares
Thomas Massie	931,667 (1)	10.23%
John Cavalier	93,333	1.03%
William Coldrick	65,778 (2)	*
Kenneth Galaznik	8,333 (3)	*
Robert Hegarty	8,333 (4)	*
Gary Cebula	203,333 (5)	2.23%
Brett Zucker	198,120 (6)	2.18%
Tim O’Neil	—	*
Rob Seeger	231,854 (9)	2.52%
Miles Fawcett	495,834 (7)	5.45%
Erez Katz	610,716	6.71%
Steven Saraceno	238,423	2.58%
Russ Klitchman	238,423	2.58%
Michael Matteo	201,824 (10)	2.18%
William Matteson	126,000	1.36%
All current executive officers, directors and management as a group (14 persons)	3,156,137 (8)	34.10

*less than 1%

(1)
Includes options to purchase 6,667 shares of common stock at an exercise price of $0.003 per share and 33,333 shares of common stock at an exercise price of $3.00 per share. Includes a warrant to purchase 10,000 shares of common stock at an exercise price of $.001 per share.

(2)	Includes an option to purchase 11,111 shares of common stock at an exercise price of $3.75 per share.
(3)	Includes an option to purchase 8,333 shares of common stock at an exercise price of $3.75 per share.
(4)	Includes an option to purchase 8,333 shares of common stock at an exercise price of $3.75 per share.
(5)	Includes options to purchase 25,000 shares of common stock at an exercise price of $3.00 per share and 66,667 shares of common stock at an exercise price of $3.75 per share.
(6)
Includes options to purchase 1,820 shares of common stock at an exercise price of $0.3573 per share, 16,797 shares of common stock at an exercise price of $1.0716 per share, 8,333 shares of common stock at an exercise price of $3.00 per share, 25,000 shares of common stock at an exercise price of $3.00, and 66,667 shares of common stock at an exercise price of $3.75 per share.

(7)	Includes options to purchase 19,167 shares of common stock at an exercise price of $3.75 per share.
(8)	Includes options and warrants to purchase 417,893 shares of common stock.
(9)	Includes options to purchase 33,333 and 33,333 shares of common stock at an exercise price of $3.00 and $3.75 per share, respectively.
(10)	Includes options to purchase 52,055 and 11,111 shares of common stock at an exercise price of $3.00 and $3.75 per share, respectively.

EXECUTIVE COMPENSATION

 Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended September 30, 2007 and September 30, 2006 for our principal executive officer and our other two most highly compensated executive officers who were serving as executive officers on September 30, 2007.  We refer to these officers as our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($) (2)
Thomas Massie Chief Executive Officer and Director	2007 2006	150,000 150,000	55,000 50,000	— —	24,242 (1) 20,272 (1)	229,242 220,272
Gary Cebula Chief Financial Officer	2007 2006	141,250 122,083	57,500 45,000	52,000 —		250,750 167,083
Robert Seeger Senior Vice President of Business Development	2007 2006	120,000 119,375	229,286 254,085	— —		349,286 373,460
(1)	Represents life insurance premiums.
(2)
Amounts shown do not reflect compensation actually received by the named executive officer. The amounts in the Option Awards column reflect the dollar amount recognized as compensation cost for financial statement reporting purposes for the fiscal year ended September 30, 2007, in accordance with SFAS 123(R) for all stock options granted in the fiscal year ended September 30, 2007. The calculation in the table above excludes all assumptions with respect to forfeitures. There can be no assurance that the amounts set forth in the Option Awards column will ever be realized. A forfeiture rate was used in the expense calculation in the financial statements.

Employment Agreements

Thomas Massie

We have entered into an employment agreement with Thomas Massie, our Chief Executive Officer, to provide executive management services. The agreement had an initial term of three years commencing on October 1, 2001 and was renewed in 2004 for another three-year term. The term of the agreement is automatically extended so that it always has an effective period of three years. For all services rendered to us, Mr. Massie is compensated in the form of initial base salary in the amount of $225,000 and an annual contingent bonus of at least $50,000, payable based upon goals mutually agreed upon by Mr. Massie and our Board of Directors. Both the annual salary and bonus are subject to periodic review and adjustment by our Board.

This agreement may be terminated by (i) us, in the event of Mr. Massie’s death, resignation, retirement or disability, or for or without cause, or (ii) Mr. Massie for good reason. In the event that Mr. Massie is terminated by us without cause or Mr. Massie resigns for good reason, he is entitled to receive severance payments equal to the greater of: (a) three years’ total compensation, including bonus amounts, or (b) $1 million.

Named Executive Officers

We have entered into an employment agreement with each of our named executive officers, each for an initial term of one year. The term of each agreement automatically renews for successive periods of one year each unless terminated under the agreement. Each agreement sets forth the officer’s initial base salary and annual contingent bonus.

Each agreement may be terminated by (i) us, in the event of the officer’s death, resignation, retirement, or disability, or for or without cause, or (ii) by the officer for good reason. In the event that the officer is terminated by us without cause or if the officer terminates his employment for good reason, he is entitled to receive severance payments equal to six months’ salary plus the quarterly bonus paid to him for the two quarters immediately prior to the termination.

Each of these employment agreements also contains non-competition, confidentiality, indemnification and other terms and provisions customary for agreements of this nature.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding stock options for each named executive officer as of September 30, 2007.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Thomas Massie	33,333 (1) 6,667	— —	3.000 0.003	09/03/2012 09/30/2012
Gary Cebula	25,000 (2) 66,666	— (2) 33,334 25,000	3.000 3.750 3.750	06/01/2013 06/01/2015 04/23/2017
Robert Seeger	8,333 (3) 25,000 33,333	— (3) — 16,667	3.000 3.000 3.750	02/27/2012 06/01/2013 06/01/2015

(1)	Grants dated 9/03/2002 and 9/30/2002 for 33,333 and 6,667 shares, respectively.
(2)	Grants dated 6/01/2003, 06/01/2005 and 04/23/2007 for 25,000, 100,000 and 25,000 shares, respectively.
(3)	Grants dated 2/27/2002, 6/1/2003 and 6/1/2005 for 8,333, 25,000 and 50,000, respectively.

COMPENSATION OF DIRECTORS

Director Compensation

The following table sets forth information concerning the compensation of our Directors who are not named executive officers for the fiscal year ended September 30, 2007.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
William Coldrick	4,500	—	—	4,500
Kenneth Galaznik	4,500	—(1)	—	4,500
Robert Hegarty	4,500	—(2)	—	4,500
John Cavalier	1,500	—	—	1,500

(1)
As of September 30, 2007 the aggregate number of stock options outstanding for Mr. Galaznik was 25,000 shares with an aggregate grant date fair value of $37,250.  As of September 30, 2007, 8,333 shares are exercisable.

(2)
As of September 30, 2007 the aggregate number of stock options outstanding for Mr. Hegarty was 25,000 shares with an aggregate grant date fair value of $37,250. As of September 30, 2007, 8,333 shares are exercisable.

The non-employee members of the Company’s Board of Directors are compensated as follows:

Stock Grants. Outside directors each receive annual grants of options to purchase 10,000 shares of our common stock at an exercise price equal to the fair market value of the shares on the date of grant. The options shall vest over three years in equal installments on the anniversary of grant. New directors receive options to purchase 25,000 shares of our common stock at the then current fair market value upon election to the Board.

Cash Compensation. Each outside director receives an annual retainer of $12,000 and is compensated $1,500 for each meeting such director attends in person.

Committee Chair Bonus. The Chair of our Audit Committee receives an additional annual fee of $8,000. The Chairs of our Compensation Committee and Nominating and Corporate Governance Committee each receive an additional annual fee of $5,000. These fees are payable in lump sums in advance. Other directors who serve on our standing committees do not receive additional compensation for their committee services.

Travel Expenses. All directors are reimbursed for their reasonable out of pocket expenses associated with attending meetings. For domestic travel, only coach airfare will be reimbursed; for international travel we reimburse for business class.

OTHER INFORMATION CONCERNING THE COMPANY AND THE BOARD OF DIRECTORS

Meetings of the Board of Directors

During the Company's fiscal year ended September 30, 2007 ("Fiscal 2007"), the Board of Directors held five (5) meetings and acted nine (9) times by unanimous written consent. During Fiscal 2007, each director attended each meeting.  The Company expects that all of the Board members will attend the Annual Meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

 Audit Committee

The Audit Committee assists the Board in the oversight of the audit of our consolidated financial statements and the quality and integrity of our accounting, auditing and financial reporting processes. The Audit Committee is responsible for making recommendations to the Board concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The Audit Committee also reviews and discusses with management and the Board such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Our Audit Committee is comprised of Messrs. Galaznik (Chair), Cavalier and Coldrick. Our Board has determined that each of the members of the Audit Committee meets the criteria for independence under the standards provided by the Nasdaq Stock Market. The Board of Directors has adopted a written charter for the Audit Committee. A copy of such charter is available on the Company's website, www.bridgelinesw.com.  The Company’s website is not part of this proxy statement.  During Fiscal 2007, the Audit Committee met five (5) times and each member of the Audit Committee attended each such meeting.

Audit Committee Financial Expert. Our Board has also determined that each of Mr. Galaznik and Mr. Cavalier qualifies as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-B.

Compensation Committee

The Compensation Committee evaluates the performance of our senior executives, considers the design and competitiveness of our compensation plans, reviews and approves senior executive compensation and administers our equity compensation plans. In addition, the Committee also conducts reviews of executive compensation to ensure compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee is comprised of Messrs. Hegarty (Chair), Cavalier and Coldrick, all of whom are independent directors. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of such charter is available on the Company's website, www.bridgelinesw.com.  During Fiscal 2007, the Compensation Committee did not hold a formal meeting.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the shareholders at each annual meeting. The Nominating and Governance Committee also annually assesses and reports to the Board on Board and Board Committee performance and effectiveness and reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its committees. Messrs. Coldrick (Chair), Cavalier and Hegarty, all of whom are independent directors, are the members of the Nominating and Governance Committee.

The Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders.  The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.  In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2009 Annual Meeting of Stockholders, it must follow the procedures described in “Stockholder Proposals and Recommendations for Director.”

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of such charter is available on the Company's website, www.bridgelinesw.com.  During Fiscal 2007, the Nominating and Corporate Governance Committee did not hold a formal meeting.

Communications with the Board of Directors

The Company encourages stockholder communications with the Board of Directors. Interested persons may directly contact any individual member of the Board of Directors by contacting Shareholder Relations, Bridgeline Software, Inc., 10 Sixth Road, Woburn, Massachusetts 01801.

Audit Committee Report

The Audit Committee consists of three independent directors, all of whom are “independent directors” within the meaning of the applicable rules of the Commission and the Nasdaq Stock Market, Inc.  The Audit Committee's responsibilities are as described in a written charter adopted by the Board, a copy of which is available on the Company’s website at www.bridgelinesw.com.

The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2007 with management and with the Company's independent registered public accounting firm, UHY LLP. The Audit Committee has discussed with UHY LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from UHY LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with UHY LLP its independence.

Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2007 be included in the Company's Annual Report on Form 10-KSB for Fiscal 2007 for filing with the Commission.

Submitted by the members of the Audit Committee:
 Kenneth Galaznik, Chairman
 John Cavalier
 William Coldrick

Audit Fees

Audit fees billed to the Company during Fiscal 2007 to audit the Company's annual financial statements, to review those financial statements included in the Company's quarterly report on Form 10-QSB, to audit the financial statements of certain acquired businesses and to review and consent to the financial statements included in the Company’s registration statement on Form SB-2 totaled $669,527.30.  Additionally, the Company paid UHY LLP $3,000 for assistance with certain tax compliance matters. The Company did not seek advice from its independent registered public accounting firm regarding financial information systems design and implementation during Fiscal 2007. The Company did not engage its independent registered public accounting firm during Fiscal 2007 for any other non-audit services.

The following table shows the aggregate fees that the Company paid or accrued for the audit and other services provided by UHY LLP for Fiscal 2007 and Fiscal 2006.

Type of Service	Amount of Fee for
	Fiscal 2007	Fiscal 2006
Audit Fees	$ 666,527.30	$ 305,135
Audit-Related Fees	—	—
Tax Fees	3,000	—
Total	$ 669,527.30	$ 305,135

Audit Fees. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Form 10-QSB Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category consists of due diligence in connection with acquisitions, various accounting consultations, and benefit plan audits.

Tax Fees. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

There were no other fees paid or accrued to UHY LLP in Fiscal 2007 or Fiscal 2006.

The firm of UHY LLP acts as our principal independent registered public accounting firm. Through September 30, 2007, UHY LLP had a continuing relationship with UHY Advisors, Inc. (“Advisors”) from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY LLP’s partners provide non-audit services. None of the audit services performed were provided by permanent full-time employees of UHY LLP. UHY LLP manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Audit Committee Pre-Approval Policies and Procedures.

Before an independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee.  Our Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. Our Audit Committee must pre-approve any audit and non-audit related services by our independent registered public accounting firm.  During our fiscal year ended September 30, 2007, no services were provided to us by our independent registered public accounting firm other than in accordance with the pre-approval procedures described herein.

Code of Conduct and Ethics

The Company’s Board of Directors has adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-B of the Securities Act that applies to all of the Company’s officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics codifies the business and ethical principles that govern the Company’s business. A copy of the Code of Ethics is available on the Company’s website www.bridgelinesw.com.  The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to its principal executive officer, principal financial officer or principal accounting officer) on its website. The Company’s website is not part of this proxy statement.

PROPOSAL NO. 2

AMENDMENT OF THE BRIDGELINE SOFTWARE, INC.
AMENDED AND RESTATED STOCK INCENTIVE PLAN

The Board of Directors believes that the future success of Bridgeline Software depends, in large part, upon the ability of the Company to attract, retain and motivate key employees and that the granting of stock options serves as an important factor in retaining key employees. In addition, the Board of Directors believes it is important to have a pool of options available for issuance as the Company considers potential acquisitions. On January 21, 2008, Bridgeline’s Board of Directors approved, subject to stockholder approval, an amendment to the Bridgeline Software, Inc. Amended and Restated Stock Incentive Plan, as amended (the “Stock Incentive Plan”), to increase the number of shares reserved for issuance under the Stock Incentive Plan from 1,400,000 to 2,000,000 shares. As of January 21, 2008, there were 3,060 shares remaining available for issuance under the Stock Incentive Plan.

The Board of Directors believes that the increase in the number of shares available for issuance under the Stock Incentive Plan is in the best interests of the Company and recommends a vote for this proposal.

Purpose of Stock Incentive Plan

The purpose of the Stock Incentive Plan is to advance the interests of Bridgeline by encouraging equity participation in Bridgeline by directors, officers and employees of Bridgeline through the acquisition of shares of Common Stock upon the exercise of options granted under the Stock Incentive Plan.

General Provisions

The following summary of the Stock Incentive Plan is qualified in its entirety by reference to the Stock Incentive Plan, as proposed to be amended, a copy of which is attached as Appendix B to this Proxy Statement.

Our Stock Incentive Plan, originally adopted in 2000 and amended and restated in August 2006, allows us to grant options and other forms of stock-based compensation to our officers, directors, employees and outside consultants and advisors. We have developed this Stock Incentive Plan to align the interests of (i) employees, (ii) non-employee Board members, and (iii) consultants and key advisors with the interests of our shareholders and to provide incentives for these persons to exert maximum efforts for our success and to encourage them to contribute materially to our growth.  As of January 21, 2008, there were approximately 150 persons eligible to participate in the Stock Incentive Plan.

The Stock Incentive Plan is not subject to the provisions of the Employment Retirement Income Security Act, as amended (“ERISA”), and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”). The Stock Incentive Plan is administered by our Compensation Committee which has discretion to select the participants who will receive awards under the Stock Incentive Plan and to determine the type, size and terms of each award.  The Compensation Committee has delegated limited authority to grant a limited number of stock options to a committee comprised of the Company’s Chief Executive Officer and other executive officers of the Company.

Shares Subject to the Stock Incentive Plan. Currently, we may issue up to 1,400,000 shares under the Stock Incentive Plan, subject to adjustment to prevent dilution from stock dividends, stock splits, recapitalization or similar transactions.  There are currently 3,060 shares available to be issued under the Stock Incentive Plan.

Administration of the Stock Incentive Plan. The Stock Incentive Plan is administered by the Compensation Committee. Except for certain non-discretionary option grants to certain of our directors described below, the Compensation Committee selects the individuals to whom options and awards are granted and determines the option exercise price and other terms of each award, subject to the provisions of the Stock Incentive Plan.

Awards under the Stock Incentive Plan. Under the Stock Incentive Plan, the Compensation Committee may grant awards in the form of incentive stock options, as defined in Section 422 of the Code, options which do not so qualify, stock awards, performance share awards and stock appreciation rights.

Options. The duration of any option shall be within the sole discretion of the Compensation Committee; provided, however, that any incentive stock option granted to a 10% or less stockholder or any nonqualified stock option shall, by its terms, be exercised within 10 years after the date the option is granted and any incentive stock option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the option is granted. The exercise price of all options will be determined by the Compensation Committee; provided, however, that the exercise price of an option (including incentive stock options or nonqualified stock options) will be equal to, or greater than, the fair market value of a share of our stock on the date the option is granted and further provided that incentive stock options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of our stock on the date of grant.

The Stock Incentive Plan provides that each director who is not an employee of Bridgeline, on the date of each annual meeting or special meeting in lieu thereof, shall automatically receive a grant of a non-statutory option for the purchase of 10,000 shares of Common Stock. Such option shall vest over three years on the anniversary of the date of grant at a rate of 33.33% per year until fully vested.

Termination of Employment. Unless the Compensation Committee provides otherwise in the terms of an option agreement, if the employment or service of a participant is terminated, options granted to such participant prior to August 18, 2006 will immediately cease to be exercisable and any options granted after that date will cease to be exercisable (i) immediately if the participant’s employment or service is terminated for cause or (ii) up to three (3) months after the participant’s employment or service is terminated without cause.

Termination or Amendment of the Stock Incentive Plan. Our Board of Directors may at any time terminate the Stock Incentive Plan or make such amendments thereto as it deems advisable, without action on the part of our shareholders unless their approval is required under the law. However, no termination or amendment will, without the consent of the individual to whom any option has been granted, affect or impair the rights of such individual. Under Section 422(b)(2) of the Code, no incentive stock option may be granted under the Stock Incentive Plan more than ten years from the date the Stock Incentive Plan was amended and restated or the date such amendment and restatement was approved by our shareholders, whichever is earlier.

New Plan Benefits

We are unable to determine the dollar value and number of stock awards that may be received by or allocated to (i) any of our named executive officers, (ii) our current executive officers, as a group, (iii) our employees who are not executive officers, as a group, and (iv) our non-executive directors, as a group as a result of the approval of the amendment to the Stock Incentive Plan because at this time we are unable to determine whether any of the current non-executive directors will meet the requirements to receive any automatic grants of options under the Stock Incentive Plan and all other stock awards granted to such persons are granted by the Compensation Committee on a discretionary basis.

Federal Tax Consequences of the Stock Incentive Plan

The following general discussion of the federal income tax consequences of the issuance and exercise of options granted under the Stock Incentive Plan is based upon the provisions of the Internal Revenue Code as in effect on the date hereof, current, promulgated and proposed regulations thereunder, existing administrative rulings and pronouncements of the Internal Revenue Service, and judicial decisions, all of which are subject to change (perhaps with retroactive effect). This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the Stock Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each option holder should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws. The Stock Incentive Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The recipient of a stock option under the Stock Incentive Plan will not recognize any taxable income upon the grant of an option under the Stock Incentive Plan. Generally, an option holder recognizes ordinary taxable income at the time an option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. However, participants in the Stock Incentive Plan, may be subject to Section 16(b) of the Securities Exchange Act of 1934 (“Section 16(b)”) upon the sale of their shares of Common Stock. Different tax rules apply with respect to option holders who are subject to Section 16(b) when they acquire Common Stock in a transaction deemed to be a nonexempt purchase under that statute and this may affect their tax liability.

An option holder who pays the exercise price, in whole or in part, by delivering shares of Common Stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis of the shares received will be equal to the basis of the shares surrendered. The basis of shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

The Company will generally be entitled to a compensation deduction for federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided it reports the income on a W-2 or Form 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

When an option holder subsequently disposes of the shares of Common Stock received upon exercise of an option, he will recognize capital gain or loss equal to the difference between the amount realized and the fair market value on the date on which the option holder recognized ordinary taxable income as a result of the exercise of the option. Any such capital gain or loss would be long term if the holding period for the shares is more than one year. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held.

The Board of Directors recommends a vote FOR the approval of Proposal No. 2, the amendment to the Bridgeline Software, Inc. Stock Incentive Plan.

PROPOSAL 3

RAFTIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has reappointed UHY LLP to audit the consolidated financial statements of the Company for Fiscal 2008. UHY LLP has served as the Company's independent registered public accounting firm since prior to the Company’s initial public offering. A representative from UHY LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Although stockholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of UHY LLP is not approved by a majority of the shares represented at the Meeting, the Company will consider the appointment of other independent registered public accounting firms for Fiscal 2008.

The Board recommends a vote FOR the approval Proposal No. 3, the ratification of the appointment of UHY LLP as the Company's independent auditors for Fiscal 2008.

Other Matters

The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely on its review of the copies of such forms and amendments thereto received by it, the Company believes that during Fiscal 2007 all executive officers, directors and owners of ten percent of the outstanding shares of Common Stock complied with all applicable filing requirements except that Mr. William Coldrick failed to file one Form 4 on a timely basis to report a gift transaction and Mr. O’Neil failed to file a Form 3 and one Form 4 on a timely basis to report a single transaction.

Stockholder Proposals and Recommendations for Director

Any stockholder of the Company who wishes to present a proposal to be considered at the next annual meeting of stockholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 10 Sixth Road, Woburn, Massachusetts 01801 on or before October 6, 2008.

Stockholders may recommend individuals to the Board of Directors for consideration as potential director candidates by following the requirements under Article I, Section 10 of the Bylaws.  In order to be eligible to nominate a person for election to our Board of Directors a stockholder must (i) comply with the notice procedures set forth in the Bylaws and (ii) be a stockholder of record on the date of giving such notice of a nomination as well as on the record date for determining the stockholders entitled to vote at the meeting at which directors will be elected.

To be timely, a stockholder’s notice must be in writing and received by our corporate secretary at our principal executive offices as follows: (A) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (x) the 90th day prior to such annual meeting and (y) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (B) in the case of an election of directors at a special meeting of stockholders, provided that the board of directors has determined that directors shall be elected at such meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (1) the 90th day prior to such special meeting and (2) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

In addition, a stockholder’s notice must contain the information specified in Article I, Section 10 of the Bylaws and must be accompanied by the written consent of the proposed nominee to serve as a director if elected.  The stockholder making a nomination must personally appear at the annual or special meeting of stockholders to present the nomination, otherwise the nomination will be disregarded.

Stockholders interested in making a nomination should refer to the complete requirements set forth in our Bylaws filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2007. Provided that the date of next year’s annual meeting of stockholders is not advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2008 annual meeting, any stockholder who wishes to make a nomination to be considered for the next annual meeting must deliver the notice specified by our Bylaws between November 14, 2008 and December 14, 2008. The By-Laws contain a number of substantive and procedural requirements which should be reviewed by any interested stockholder. Any notice should be mailed to: Secretary, Bridgeline Software, Inc., 10 Sixth Road, Woburn, Massachusetts 01801.

 By Order of the Board of Directors

/s/ Gary Cebula

Gary Cebula
Assistant Secretary
February 27, 2008

Appendix A

PROXY

BRIDGELINE SOFTWARE, INC.
10 Sixth Road
Woburn, Massachusetts 01801

The undersigned, revoking all proxies, hereby appoints Thomas Massie and Gary Cebula and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Bridgeline Software, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Stockholders of the Company to be held on April 18, 2008, at 10:00 A.M. at the Hilton Boston/Woburn located at 2 Forbes Road, Woburn, Massachusetts and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company's Annual Report.

A.	To elect the following nominees as directors.

		For	Withhold

1	John Cavalier	☐	☐

2	Robert Hegarty	☐	☐

B.
To amend the Bridgeline Software, Inc. Amended and Restated Stock Incentive Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 1,400,000 shares to 2,000,000 shares.

☐ For	☐ Against	☐ Abstain

C.	To ratify the appointment of UHY LLP as the Company's independent auditors for the Company's fiscal year ending September 30, 2008.

☐ For	☐ Against	☐ Abstain

D.	In their discretion, on such other matters as may properly come before the meeting.

☐ For	☐ Against	☐ Abstain

Please Sign on the Reverse Side and Return this Proxy Promptly in the Enclosed Envelope.

This Proxy is solicited on behalf of the Board of Directors, and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR all Proposals.

Date:                             , 2008

___________________________________
(Signature)

___________________________________
(Signature, if held jointly)

Where stock is registered in the names of two or more persons ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

Requests for copies of proxy materials, the Company's Annual Report for its fiscal year ended September 30, 2007 on Form 10-KSB should be addressed to Shareholder Relations, Bridgeline Software, Inc., 10 Sixth Road, Woburn, Massachusetts 01801. This material will be furnished without charge to any stockholder requesting it.

Appendix B

BRIDGELINE SOFTWARE, INC.

AMENDED AND RESTATED STOCK INCENTIVE PLAN

As amended on April 23, 2007
As proposed to be amended on April 18, 2008

SECTION 1.	General Purpose of the Plan; Definitions.

The name of the plan is the Bridgeline Software, Inc. Amended and Restated Stock Incentive Plan (the “Plan”). The Plan amends and restates in its entirety the 2000 Stock Option Plan of Bridgeline Software, Inc. (the “Company”).  Any Options or Awards outstanding prior to the date of this amendment and restatement shall be affected by this amendment and restatement only to the extent specifically provided by the Board of Directors of the Company and upon execution of an amendment to such Option.  The purpose of the Plan is to encourage and enable officers and employees of, and other persons providing services to, the Company and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder’s employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder’s ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate, or (iv) “Cause,” as such term is defined in any employment or other agreement between the Award Holder and the Company (or any  such Affiliate).

“Change of Control” shall have the meaning set forth in Section 15.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

“Company” shall have the meaning set forth in Section 1.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by the Board of Directors as set forth in Section 17.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee; provided, however, that for purposes of a grant of any Award other than an Incentive Stock Option, Fair Market Value shall be determined in a manner consistent with Section 409A Authority.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means any director who meets the independence requirement of NASDAQ Marketplace Rule 4200(a)(15).

“Mature Shares” shall have the meaning set forth in Section 5.

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement” means retirement in good standing from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

“Performance Share Award” means an Award pursuant to Section 8.

“Plan” shall have the meaning set forth in Section 1.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Section 409A Authority” means the requirements of paragraphs (a)(2), (a)(3), and (a)(4) of Section 409A of the Code, as interpreted by IRS Notice 2005-1, Prop. Regs. 1.409A-1, et seq., and any further guidance issued by the Internal Revenue Service.

“Stock” means the common stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award granted pursuant to Section 9.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2.	Administration of Plan; Committee Authority to Select Participants and Determine Awards.

 (a)       Committee.  The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than two (2) persons each of whom qualifies as an Independent Director, an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Independent Director, an Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. In addition, the Board may authorize a committee consisting of members of management of the Company and at least one director of the Company to administer the Plan in the place of the Committee and have all the powers of the Committee enumerated herein, provided however that in authorizing such committee the Board shall specify the total number of options the committee is authorized to grant.

(b)         Powers of Committee.  The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i)         to select the persons to whom Awards may from time to time be granted;

(ii)         to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

(iii)         to determine the number of shares to be covered by any Award;

(iv)         to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that, except as provided in Section 2(c), no such action shall materially adversely affect rights under any outstanding Award without the participant’s consent;

(v)         to accelerate the exercisability or vesting of all or any portion of any Award;

(vi)         to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised; and

(vii)              to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. Neither the Company nor any member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

(c)        Section 409A.  Awards granted under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules, and the Plan and such Awards shall be construed accordingly. Granted Awards may be modified at any time, in the Board’s discretion, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A of the Code. Notwithstanding the foregoing, neither the Company nor any member or former member of the Committee or the Board shall have any liability if an Award (or any portion thereof), whether prior to or subsequent to any such modification that may be made, is determined to be subject to the provisions of Section 409A of the Code.

SECTION 3.	Shares Issuable under the Plan; Mergers; Substitution.

(a)         Shares Issuable.  The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 2,000,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b)         Limitation on Awards.  In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 500,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c)         Stock Dividends, Mergers, etc.  In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.  Unless the Committee determines otherwise, any adjustments pursuant to this Section 3(c) shall be made on terms and conditions consistent with Section 409A of the Code.

(d)         Substitute Awards.  The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Unless the Committee determines otherwise, any substitutions pursuant to this Section 3(d) shall be made on terms and conditions consistent with Section 409A of the Code.

SECTION 4.	Eligibility.

         Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company or its Affiliates (“Eligible Persons”).

SECTION 5.	Stock Options.

         The Committee may grant to Eligible Persons options to purchase Stock.  Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

 Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option. Neither the Company nor any member or former member of the Committee or the Board shall have any liability if an Option (or any portion thereof) that is intended to be an Incentive Stock Option is determined not to be a Non-Statutory Option (including, without limitation, due to a determination that the exercise of the Option was less than the Fair Market Value of the Stock subject to the Option as of the grant date).

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

Each Non-Employee Director shall be automatically granted on the date of the Company’s annual meeting of stockholders, a Non-Statutory Stock Option to purchase 10,000 shares of Stock at an exercise price per share equal to no less than the Fair Market Value of the Stock on the date of grant, such options to vest over three years on the anniversary of the date of grant at the rate of 33.33% per year until fully vested.

The Committee may also grant additional Non-Statutory Stock Options to purchase a number of shares of Stock to be determined by the Committee in recognition of services provided by a Non-Employee Director in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended from time to time.

The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a)         Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b)         Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c)         Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee, in its discretion, may accelerate the exercisability of all or any portion of any Stock Option only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the option holder, and (iii) a severance arrangement with a departing option holder. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)         Method of Exercise.  Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

(i)         by delivery to the Company of shares of Stock of the Company that either have been purchased by the optionee on the open market, or have been beneficially owned by the optionee for a period of at least six months and are not then subject to restriction under any Company plan (“Mature Shares”); such surrendered shares shall have a Fair Market Value equal in amount to the exercise price of the Options being exercised; or

(ii)         a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code; or

(iii)         if the class of Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iv)         by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregate exercise price; provided, however, that the optionee otherwise holds an equal number of Mature Shares; or

(v)         by any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

(e)         Non-transferability of Options.  Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f)         Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(g)         Lockup Agreement.  Each Option shall provide that the optionee shall agree for a period of time from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 6.	Restricted Stock Awards.

(a)         Nature of Restricted Stock Award.  The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b)         Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c)         Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d)         Restrictions.  Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

(e)         Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Subject to Section 13, the Committee, in its discretion, may accelerate the exercisability of all or any portion of any Restricted Stock Award only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the Restricted Stock Award holder, and (iii) a severance arrangement with a departing Restricted Stock Award holder.

(f)         Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.	Unrestricted Stock Awards.

(a)        Grant or Sale of Unrestricted Stock.  The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b)        Restrictions on Transfers.  The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.	Performance Share Awards.

           A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award (which may include, without limitation, continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company), the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award or the Stock issuable thereunder.

SECTION 9.	Stock Appreciation Rights.

The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices, a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in such request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

SECTION 10.	Termination of Stock Options and Stock Appreciation Rights.

(a)         Incentive Stock Options:

(i)         Termination by Death.  If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one year from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii)	Termination by Reason of Disability or Normal Retirement.

(A)         Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B)         Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C)         The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii)         Termination for Cause.  If any participant’s employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(iv)         Other Termination. Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three (3) months (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(b)         Non-Statutory Stock Options and Stock Appreciation Rights.  Any Non-Statutory Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 11.	Tax Withholding.

(a)         Payment by Participant.  Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b)         Payment in Shares.  A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of Mature Shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c)         Notice of Disqualifying Disposition.  Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 12.	Transfer and Leave of Absence.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)	a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b)
an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13.	Amendments and Termination.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but, except as provided in Section 2(c), no such action shall materially adversely affect rights under any outstanding Award without the holder’s consent. In addition, no amendment to this Plan shall modify any outstanding Award except to the extent that the Board shall determine that such modification to an outstanding Award shall not be considered to be a material modification.

This Plan shall terminate as of the tenth anniversary of its Effective Date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 14.	Status of Plan.

           With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15.	Change of Control Provisions.

(a)         Upon the occurrence of a Change of Control as defined in this Section 15:

(i)         subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

(ii)         the Committee may accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

(iii)         each outstanding Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

Unless the Committee determines otherwise, the foregoing actions shall be taken, if at all, on terms and conditions consistent with Section 409A of the Code.

(b)         “Change of Control” shall mean the occurrence of any one of the following events:

(i)         any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the securities outstanding increases the proportionate voting power represented by the securities owned by any such person to fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities); or

(ii)         the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii)         the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 16.	General Provisions.

 (a)        No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.  No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)         Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c)         Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

(d)         Certain Indebtedness to the Company.  No Option or other Award may be exercised at any time after the Committee has determined, in good faith, that the participant is indebted to the Company or any Affiliate for advances of salary, advances of expenses, recoverable draws or other amounts unless and until either (a)

such indebtedness is satisfied in full or (b) such condition is waived by the Committee. The period during which any Option or other Award may by its terms be exercised shall not be extended during any period in which the participant is prohibited from such exercise by the preceding sentence, and the neither Company nor any member or former member of the Committee or the Board shall have any if any Option or other Award expires unexercised in whole or in part during such period or if any Option that is intended to be an Incentive Stock Option is deemed to be a Non-Statutory Stock Option because such Option is not exercised within three months after the termination of the participant’s employment with the Company or an Affiliate.

SECTION 17.	Effective Date of Plan.

           This Plan shall become effective upon its adoption by the Company’s Board of Directors. If the Plan shall not be approved by the shareholders of the Company within twelve months following its adoption, this Plan shall terminate and be of no further force or effect.

SECTION 18.	Governing Law.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

________________________

This Amended and Restated Stock Incentive Plan was approved by the Board of Directors of the Company on August 18, 2006, and was approved by the stockholders of the Company on September 18, 2006.  This Amended and Restated Stock Incentive Plan was amended on April 23, 2007.  The Board of Directors of the Company approved an additional amendment to the Amended and Restated Stock Incentive Plan on January 21, 2008 which is subject to stockholder approval.